Exhibit 4.14

CENTERPOINT ENERGY, INC.

To

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION

(successor to JPMorgan Chase Bank, National Association (formerly JPMorgan Chase Bank))

Trustee

__________________

SUPPLEMENTAL INDENTURE NO. 10

Dated as of October 5, 2018

_________________

$500,000,000 3.60% Senior Notes due 2021
$500,000,000 3.85% Senior Notes due 2024
$500,000,000 4.25% Senior Notes due 2028

CENTERPOINT ENERGY, INC.
SUPPLEMENTAL INDENTURE NO. 10

$500,000,000 3.60% Senior Notes due 2021
$500,000,000 3.85% Senior Notes due 2024
$500,000,000 4.25% Senior Notes due 2028

SUPPLEMENTAL INDENTURE No. 10, dated as of October 5, 2018, between CENTERPOINT ENERGY, INC., a Texas corporation (the “Company”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION (successor to JPMorgan Chase Bank, National Association (formerly JPMorgan Chase Bank)), as Trustee (the “Trustee”).

RECITALS

The Company has heretofore executed and delivered to the Trustee an Indenture, dated as of May 19, 2003 (the “Original Indenture” and, as hereby supplemented and amended, the “Indenture”), providing for the issuance from time to time of one or more series of the Company’s Securities.

Pursuant to the terms of the Indenture, the Company desires to provide for the establishment of three new series of Securities to be designated as the “3.60% Senior Notes due 2021” (the “2021 Notes”), the “3.85% Senior Notes due 2024” (the “2024 Notes”) and the “4.25% Senior Notes due 2028” (the “2028 Notes” and, together with the 2021 Notes and the 2024 Notes, the “Notes”), the form and substance of such Notes and the terms, provisions and conditions thereof to be set forth as provided in the Original Indenture and this Supplemental Indenture No. 10.

Section 301 of the Original Indenture provides that various matters with respect to any series of Securities issued under the Indenture may be established in an indenture supplemental to the Indenture.

Subparagraph (7) of Section 901 of the Original Indenture provides that the Company and the Trustee may enter into an indenture supplemental to the Indenture to establish the form or terms of Securities of any series as permitted by Sections 201 and 301 of the Original Indenture.

For and in consideration of the premises and the issuance of the series of Securities provided for herein, it is mutually covenanted and agreed, for the equal and proportionate benefit of the Holders of the Securities of such series, as follows:

ARTICLE I

Relation to Indenture; Additional Definitions

Section 101    Relation to Indenture.  This Supplemental Indenture No. 10 constitutes an integral part of the Original Indenture.

Section 102    Additional Definitions.   For all purposes of this Supplemental Indenture No. 10:

Capitalized terms used herein shall have the meaning specified herein or in the Original Indenture, as the case may be;

“2021 Notes” has the meaning set forth in the second paragraph of the Recitals hereof;

“2024 Notes” has the meaning set forth in the second paragraph of the Recitals hereof;

“2028 Notes” has the meaning set forth in the second paragraph of the Recitals hereof;

“2021 Notes Maturity Date” has the meaning set forth in Section 203 hereof;

“2024 Notes Maturity Date” has the meaning set forth in Section 203 hereof;

“2028 Notes Maturity Date” has the meaning set forth in Section 203 hereof;

“2024 Par Call Date” has the meaning set forth in Section 301 hereof;

“2028 Par Call Date” has the meaning set forth in Section 301 hereof;

“Affiliate” of, or a Person “affiliated” with, a specific Person means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.  For purposes of this definition, “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting shares, by contract, or otherwise;

“Business Day” means, with respect to any Note, any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.  If any Interest Payment Date, Stated Maturity or Redemption Date of a Note falls on a day that is not a Business Day, the required payment will be made on the next succeeding Business Day with the same force and effect as if made on the relevant date that the payment was due and no interest will accrue on such payment for the period from and after the Interest Payment Date, Stated Maturity or Redemption Date, as the case may be, to the date of that payment on the next succeeding Business Day.  The definition of “Business Day” in this Supplemental Indenture No. 10 and the provisions described in the preceding sentence shall supersede the definition of Business Day in the Original Indenture and Section 113 of the Original Indenture;

“Capital Lease” means a lease that, in accordance with accounting principles generally accepted in the United States of America, would be recorded as a capital lease on the balance sheet of the lessee;

“CERC Corp.” means CenterPoint Energy Resources Corp., a Delaware corporation, and any successor thereto; provided, that at any given time, there shall not be more than one such successor;

“Comparable Treasury Issue” has the meaning set forth in Section 302 hereof;

“Comparable Treasury Price” has the meaning set forth in Section 302 hereof;

“Corporate Trust Office” means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office as of the date hereof is located at: 601 Travis Street, 16th Floor, Houston, Texas 77002, Attention: Global Corporate Trust; telephone: (713) 483-6817; telecopy: (713) 483-7038;

“Houston Electric” means CenterPoint Energy Houston Electric, LLC, a Texas limited liability company, and any successor thereto; provided, that at any given time, there shall not be more than one such successor;

The term “Indebtedness” as applied to any Person, means bonds, debentures, notes and other instruments or arrangements representing obligations created or assumed by such Person, in respect of:  (i) obligations for money borrowed (other than unamortized debt discount or premium); (ii) obligations evidenced by a note or similar instrument given in connection with the acquisition of any business, properties or assets of any kind; (iii) obligations as lessee under a Capital Lease; and (iv) any amendments, renewals, extensions, modifications and refundings of any such indebtedness or obligations listed in clause (i), (ii) or (iii) above.  All indebtedness of such type, secured by a lien upon property owned by such Person although such Person has not assumed or become liable for the payment of such indebtedness, shall also for all purposes hereof be deemed to be indebtedness of such Person.  All indebtedness for borrowed money incurred by any other Persons which is directly guaranteed as to payment of principal by such Person shall for all purposes hereof be deemed to be indebtedness of any such Person, but no other contingent obligation of such Person in respect of indebtedness incurred by any other Persons shall for any purpose be deemed to be indebtedness of such Person;

“Independent Investment Banker” has the meaning set forth in Section 302 hereof;

“Interest Payment Date” has the meaning set forth in Section 204(a) hereof;

“Issue Date” has the meaning set forth in Section 204(a) hereof;

“Maturity Date” has the meaning set forth in Section 203 hereof;

“Merger Agreement” means that certain Agreement and Plan of Merger, dated April 21, 2018, by and among CenterPoint Energy, Vectren, and Merger Sub;

“Merger Sub” means Pacer Merger Sub, Inc., an Indiana corporation and wholly owned subsidiary of the Company;

“Notes” has the meaning set forth in the second paragraph of the Recitals hereof;

“Original Indenture” has the meaning set forth in the first paragraph of the Recitals hereof;

“Par Call Date” has the meaning set forth in Section 301 hereof;

“Reference Treasury Dealer” has the meaning set forth in Section 302 hereof;

“Reference Treasury Dealer Quotations” has the meaning set forth in Section 302 hereof;

“Regular Record Date” has the meaning set forth in Section 204(a) hereof;

“Remaining Term” has the meaning set forth in Section 302 hereof;

“Special Mandatory Redemption” has the meaning set forth in Section 501 hereof;

“Special Mandatory Redemption Trigger” has the meaning set forth in Section 501 hereof;

“Special Optional Redemption” has the meaning set forth in Section 601 hereof;

“Treasury Rate” has the meaning set forth in Section 302 hereof;

“Vectren” means Vectren Corporation, an Indiana corporation;

“Vectren Merger” means the merger of Merger Sub with and into Vectren pursuant to the Merger Agreement, with Vectren continuing as the surviving corporation in the Vectren Merger and becoming a wholly owned subsidiary of the Company;

All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture No. 10; and

The terms “herein,” “hereof,” “hereunder” and other words of similar import refer to this Supplemental Indenture No. 10.

ARTICLE II

The Series of Securities

Section 201    Title of the Securities.   The 2021 Notes shall be designated as the “3.60% Senior Notes due 2021,” the 2024 Notes shall be designated as the “3.85% Senior Notes due 2024” and the 2028 Notes shall be designated as the “4.25% Senior Notes due 2028.”

Section 202    Limitation on Aggregate Principal Amount.  The Trustee shall authenticate and deliver (i) the 2021 Notes for original issue on the Issue Date in the aggregate principal amount of $500,000,000, (ii) the 2024 Notes for original issue on the Issue Date in the aggregate principal amount of $500,000,000 and (iii) the 2028 Notes for original issue on the Issue Date in the aggregate principal amount of $500,000,000, upon a Company Order for the authentication and delivery thereof and satisfaction of Sections 301 and 303 of the Original Indenture.  Such order shall specify the amount of the Notes to be authenticated, the date on which the original issue of Notes is to be authenticated and the name or names of the initial Holder or Holders.  The aggregate principal amount of 2021 Notes, 2024 Notes and 2028 Notes that may initially be outstanding shall not exceed $500,000,000, $500,000,000 and $500,000,000, respectively; provided, however, that the authorized aggregate principal amount of any series of the Notes may be increased above such amount by a Board Resolution to such effect.

Section 203    Stated Maturity.  The Stated Maturity of the 2021 Notes shall be November 1, 2021 (the “2021 Notes Maturity Date”), the Stated Maturity of the 2024 Notes shall be February 1, 2024 (the “2024 Notes Maturity Date”), and the Stated Maturity of the 2028 Notes shall be November 1, 2028 (the “2028 Notes Maturity Date”; each of the 2021 Notes Maturity Date, the 2024 Notes Maturity Date and the 2028 Notes Maturity Date, a “Maturity Date”).

Section 204    Interest and Interest Rates.

(a)    The 2021 Notes shall bear interest at a rate of 3.60% per year, from and including October 5, 2018 (the “Issue Date”) to, but excluding, the 2021 Notes Maturity Date.  The 2024 Notes shall bear interest at a rate of 3.85% per year, from and including the Issue Date to, but excluding, the 2024 Notes Maturity Date. The 2028 Notes shall bear interest at a rate of 4.25% per year, from and including the Issue Date to, but excluding, the 2028 Notes Maturity Date. Such interest shall be payable semiannually in arrears on May 1 and November 1 of each year, in the case of the 2021 Notes and the 2028 Notes, or February 1 and August 1 of each year, in the case of the 2024 Notes (each an “Interest Payment Date”), beginning May 1, 2019, in the case of the 2021 Notes and the 2028 Notes, or February 1, 2019, in the case of the 2024 Notes, to the persons in whose names the Notes (or one or more Predecessor Securities) are registered at the close of business on April 15 and October 15, in the case of the 2021 Notes and the 2028 Notes, or January 15 and July 15, in the case of the 2024 Notes (each a “Regular Record Date”) (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date.

(b)    Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall either (i) be paid to the Person in whose name such Note (or one or more Predecessor Securities) is registered at the close of business on the Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Notes of such series not less than 10 days prior to such Special Record Date, or (ii) be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes of such series may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in the Indenture.

(c)    The amount of interest payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. The amount of interest payable for any partial period shall be computed on the basis of a 360-day year of twelve 30-day months and the days elapsed in any partial month. In the event that any date on which interest is payable on a Note is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable.

(d)    Any principal and premium, if any, and any installment of interest, which is overdue shall bear interest at the rate of 3.60% per annum (to the extent permitted by law), in the case of the 2021 Notes, 3.85% per annum (to the extent permitted by law), in the case of the 2024 Notes, or 4.25% per annum (to the extent permitted by law), in the case of the 2028 Notes, in each case from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand.

Section 205    Paying Agent; Place of Payment.  The Trustee shall initially serve as the Paying Agent for the Notes.  The Company may appoint and change any Paying Agent or approve a change in the office through which any Paying Agent acts without notice, other than notice to the Trustee.  The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent.  The Place of Payment where the Notes may be presented or surrendered for payment shall be the Corporate Trust Office of the Trustee.  At the option of the Company, payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer in immediately available funds at such place and to such account as may be designated in writing by the Person entitled thereto as specified in the Security Register.

Section 206    Place of Registration or Exchange; Notices and Demands With Respect to the Notes.  The place where the Holders of the Notes may present the Notes for registration of transfer or exchange and may make notices and demands to or upon the Company in respect of the Notes shall be the Corporate Trust Office of the Trustee.

Section 207    Percentage of Principal Amount.  The 2021 Notes, the 2024 Notes and the 2028 Notes shall be initially issued at 99.971%, 99.928% and 99.599% of their principal amount, respectively, plus accrued interest, if any, from the Issue Date.

Section 208    Global Securities. The Notes of each series shall be issuable in whole or in part in the form of one or more Global Securities.  Such Global Securities shall be deposited with, or on behalf of, The Depository Trust Company, New York, New York, which shall act as Depositary with respect to the Notes.  Such Global Securities shall bear the legends set forth in the form of Security attached as Exhibit A, Exhibit B and Exhibit C hereto, as applicable.

Section 209    Form of Securities.  The 2021 Notes shall be substantially in the form attached as Exhibit A hereto, the 2024 Notes shall be substantially in the form attached as Exhibit B hereto and the 2028 Notes shall be substantially in the form attached as Exhibit C hereto.

Section 210    Securities Registrar.  The Trustee shall initially serve as the Security Registrar for the Notes.

Section 211    Sinking Fund Obligations.  The Company shall have no obligation to redeem or purchase any Notes pursuant to any sinking fund or analogous requirement or upon the happening of a specified event or at the option of a Holder thereof.

Section 212    Defeasance and Discharge; Covenant Defeasance

(a)    Article Fourteen of the Original Indenture, including without limitation Sections 1402 and 1403 thereof (as modified by Section 212(b) hereof), shall apply to Notes of each series.

(b)    Solely with respect to Notes of each series issued hereby, the first sentence of Section 1403 of the Original Indenture is hereby deleted in its entirety, and the following is substituted in lieu thereof:

“Upon the Company’s exercise of its option (if any) to have this Section 1403 applied to any Securities or any series of Securities, as the case may be, (1) the Company shall be released from its obligations under Article Eight and under any covenants provided pursuant to Section 301(20), 901(2) or 901(7) for the benefit of the Holders of such Securities and (2) the occurrence of any event specified in Sections 501(4) (with respect to Article Eight and to any such covenants provided pursuant to Section 301(20), 901(2) or 901(7)) and 501(7) shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section 1403 on and after the date the conditions set forth in Section 1404 are satisfied (hereinafter called “Covenant Defeasance”).”

ARTICLE III

Optional Redemption of the Notes

Section 301    Redemption Price. The Notes of each series shall be redeemable, at the option of the Company, at any time and from time to time, in whole or in part, (1) in the case of the 2021 Notes, at any time, (2) in the case of the 2024 Notes, on any date prior to January 1, 2024 (the “2024 Par Call Date”) and (3) in the case of the 2028 Notes, on any date prior to August 1, 2028 (the “2028 Par Call Date,” the 2024 Par Call Date and the 2028 Par Call Date, each, a “Par Call Date”) at a price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due if the Notes of such series matured (i) in the case of the 2021 Notes, on the 2021 Notes Maturity Date or (ii) in the case of the 2024 Notes and the 2028 Notes, on the applicable Par Call Date, in each case, but for the redemption (not including any portion of such payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 12.5 basis points for the 2021 Notes, 15 basis points for the 2024 Notes and 20 basis points for the 2028 Notes plus, in each case, accrued and unpaid interest on the principal amount being redeemed, if any, to, but excluding, the Redemption Date. On or after the 2024 Par Call Date or the 2028 Par Call Date, as applicable, the Company may redeem the 2024 Notes or the 2028 Notes, as the case may be, at any time or from time to time, in whole or in part, by paying 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the principal amount being redeemed, if any, to, but excluding, the Redemption Date. The Trustee shall have no responsibility for the calculation of such amount.

Section 302    Calculation. The Treasury Rate will be calculated by the Independent Investment Banker on the third Business Day preceding the Redemption Date. For purposes of this Article III, the following terms shall mean as follows:

“Treasury Rate” means, with respect to any Redemption Date, the yield calculated on the third business day preceding the redemption date, as follows: for the latest day that appears in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor publication) under the caption “Treasury Constant Maturities - Nominal”, the independent investment banker shall select two yields – one for the maturity immediately before and one for the maturity immediately after the remaining maturity of the Notes to be redeemed (in the case of the 2024 Notes and the 2028 Notes, assuming the 2024 Notes and the 2028 Notes matured on the applicable Par Call Date) – and shall interpolate on a straight-line basis using such yields; if there is no such maturity either before or after, the independent investment banker shall select the maturity closest to the 2021 Notes Maturity Date, in the case of the 2021 Notes, or the applicable Par Call Date, in the case of the 2024 Notes and the 2028 Notes, that appears on the release; or if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the applicable Comparable Treasury Issue, calculated by the Independent Investment Banker using a price for the Comparable

Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term (“Remaining Term”) of the Notes to be redeemed (in the case of the 2024 Notes and the 2028 Notes, assuming for this purpose that the 2024 Notes and the 2028 Notes matured on the applicable Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Term of such Notes.

“Comparable Treasury Price” means (1) the average of four Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc. or RBC Capital Markets, LLC as specified by the Company, or if these firms are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing selected by the Company.

“Reference Treasury Dealer” means each of (1) Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, Mizuho Securities USA LLC and RBC Capital Markets, LLC and a primary U.S. government securities dealer in the United States of America (a “Primary Treasury Dealer”) designated by MUFG Securities Americas Inc. and their respective affiliates or successors, each of which is a Primary Treasury Dealer, provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer and (2) any other Primary Treasury Dealer selected by the Company after consultation with the Independent Investment Banker.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

Section 303   Partial Redemption.  If fewer than all of the Notes of a series are to be redeemed by the Company pursuant to this Article III, not more than 60 days prior to the Redemption Date, the particular Notes or portions thereof for redemption will be selected from the outstanding Notes of such series not previously called by such method as the Trustee deems fair and appropriate. The Trustee may select for redemption Notes of such series and portions of Notes of such series in minimum amounts of $2,000 or whole multiples of $1,000.  A new Note in principal amount equal to the unredeemed portion of the original Note shall be issued upon the cancellation of the original Note. In the case of a partial redemption of Notes of a series registered in the name of Cede & Co, the Notes of such series to be redeemed will be determined in accordance with the procedures of The Depository Trust Company.

Section 304   Notice of Optional Redemption.  The Trustee, at the written direction of the Company, will send a notice of redemption prepared by the Company to each holder of Notes of the series to be redeemed by first-class mail (or in accordance with the procedures of The Depository Trust Company with respect to Notes registered in the name of Cede & Co.) at least 15 and not more than 60 days prior to the date fixed for redemption. Unless the Company defaults on payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the Redemption Date. If any Note is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount to be redeemed.

ARTICLE IV

Remedies

Section 401    Additional Events of Default; Acceleration of Maturity

(a)    Solely with respect to the Notes of each series issued hereby, Section 501(5) of the Original Indenture is hereby deleted in its entirety, and the following is substituted in lieu thereof as an Event of Default in addition to the other events set forth in Section 501 of the Original Indenture:

“(5)    the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company, CERC Corp. or Houston Electric in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company, CERC Corp. or Houston Electric a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, CERC Corp. or Houston Electric under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company, CERC Corp. or Houston Electric or of any substantial part of its respective property, or ordering the winding up or liquidation of its respective affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; provided that any specified event in (A) or (B) involving CERC Corp. or CenterPoint Houston shall not constitute an Event of Default if, at the time such event occurs, CERC Corp. or Houston Electric, as the case may be, shall no longer be an Affiliate of the Company; or”

(b)    Solely with respect to the Notes of each series issued hereby, Section 501(6) of the Original Indenture is hereby deleted in its entirety, and the following is substituted in lieu thereof as an Event of Default in addition to the other events set forth in Section 501 of the Original Indenture:

“(6)    the commencement by the Company, CERC Corp. or Houston Electric of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by any of them to the entry of a decree or order for relief in respect of the Company, CERC Corp. or Houston Electric in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against any of them, or the filing by any of them of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by any of them to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company, CERC Corp. or Houston Electric or of any substantial part of its respective property, or the making by any of them of an assignment of a substantial part of its respective property for the benefit of creditors, or the admission by any of them in writing of the inability of any of the Company, CERC Corp. or Houston Electric to pay its respective debts generally as they become due, or the taking of corporate action by the Company, CERC Corp. or Houston Electric in furtherance of any such action; provided that any such specified event involving CERC Corp. or Houston Electric shall not constitute an Event of Default if, at the time such event occurs, CERC Corp. or Houston Electric, as the case may be, shall no longer be an Affiliate of the Company; or”

(c)    Solely with respect to the Notes of each series issued hereby, and pursuant to Section 501(7) of the Original Indenture, Section 501(7) of the Original Indenture is hereby deleted in its entirety, and the following is substituted in lieu thereof, as an “Event of Default” in addition to the other events set forth in Section 501 of the Original Indenture:

“(7)    The default by the Company in a scheduled payment at maturity, upon redemption or otherwise, in the aggregate principal amount of $125 million or more, after the expiration of any applicable grace period, of any Indebtedness or the acceleration of any Indebtedness of the Company in such aggregate principal amount so that it becomes due and payable prior to the date on which it would otherwise have become due and payable and such payment default is not cured or such acceleration is not rescinded within 30 days after notice to the Company in accordance with the terms of the Indebtedness.”

Section 402   Amendment of Certain Provisions.  Solely with respect to the Notes of each series issued hereby, references to “25%” in Article Five of the Indenture are hereby deleted in their entirety and “33%” is substituted in lieu thereof.

ARTICLE V

Special Mandatory Redemption

Section 501   Special Mandatory Redemption.

(a)    Upon the first to occur of either (i) 5:00 p.m. (New York City time) on October 31, 2019, if the Vectren Merger is not consummated on or prior to such time on such date, or (ii) the date on which the Merger Agreement is terminated (each, a “Special Mandatory Redemption Trigger”), the Company shall redeem the Notes, in whole, at a redemption price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to, but excluding, such Redemption Date (the “Special Mandatory Redemption”).

(b)    Within five Business Days after the occurrence of the Special Mandatory Redemption Trigger, the Trustee, at the Company’s written direction, shall send a notice of the Special Mandatory Redemption to each holder of Notes to be redeemed by first-class mail (or in accordance with the procedures of The Depository Trust Company with respect to the Notes registered in the name of Cede & Co.) stating, together with other matters prescribed in the Original Indenture, that a Special Mandatory Redemption Trigger has occurred and that all of the Notes being redeemed will be redeemed on the Redemption Date set forth in such notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given).

(c)    This Section 501 shall apply to the Special Mandatory Redemption of the Notes of each series in lieu of Section 1102, Section 1103, the first sentence of Section 1104 and Section 1107 of the Original Indenture.

(d)    Upon the occurrence of the closing of the Vectren Merger, this Section 501 shall cease to apply to the Notes.

ARTICLE VI

Special Optional Redemption

Section 601   Special Optional Redemption.

(a)    The Notes of each series may be redeemed at the option of the Company, in whole but not in part, at any time before October 31, 2019, at a redemption price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to, but excluding, such Redemption Date, if the Company determines, in its reasonable judgment, that the Vectren Merger will not be consummated on or before 5:00 p.m. (New York City time) on October 31, 2019 (the “Special Optional Redemption”).

(b)    If the Company exercises the Special Optional Redemption right provided in clause (a) above, the Trustee, at the Company’s written direction, shall send a notice of the Special Optional Redemption to each holder of Notes to be redeemed by first-class mail (or in accordance with the procedures of The Depository Trust Company with respect to the Notes registered in the name of Cede & Co.) stating, together with other matters prescribed in the Original Indenture, the exercise of the Special Optional Redemption right and that all of the Notes being redeemed will be redeemed on the redemption date set forth in such notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given).

(c)    This Section 601 shall apply to the Special Optional Redemption of the Notes of each series in lieu of Section 1102, Section 1103, the first sentence of Section 1104 and Section 1107 of the Original Indenture.

(d)    Upon the occurrence of the closing of the Vectren Merger, this Section 601 shall cease to apply to the Notes.

ARTICLE VII

Miscellaneous Provisions

Section 701    The Indenture, as supplemented and amended by this Supplemental Indenture No. 10, is in all respects hereby adopted, ratified and confirmed.

Section 702    This Supplemental Indenture No. 10 may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

Section 703    THIS SUPPLEMENTAL INDENTURE NO. 10 AND EACH NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE

LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

Section 704    If any provision in this Supplemental Indenture No. 10 limits, qualifies or conflicts with another provision hereof which is required to be included herein by any provisions of the Trust Indenture Act, such required provision shall control.

Section 705    In case any provision in this Supplemental Indenture No. 10 or the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 10 to be duly executed, as of the day and year first written above.

CENTERPOINT ENERGY, INC.

	By:	/s/ William D. Rogers
William D. Rogers
Executive Vice President and
Chief Financial Officer

Attest:
/s/ Vincent A. Mercaldi
Vincent A. Mercaldi
Corporate Secretary

(SEAL)

THE BANK OF NEW YORK MELLON TRUST
COMPANY, NATIONAL ASSOCIATION,
As Trustee

	By:	/s/ Karen Yu
Name: Karen Yu
Title: Vice President

Exhibit A

[FORM OF FACE OF SECURITY]

[IF THIS SECURITY IS TO BE A GLOBAL SECURITY -] THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

[FOR AS LONG AS THIS GLOBAL SECURITY IS DEPOSITED WITH OR ON BEHALF OF THE DEPOSITORY TRUST COMPANY IT SHALL BEAR THE FOLLOWING LEGEND.]  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CENTERPOINT ENERGY, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CENTERPOINT ENERGY, INC.
3.60% Senior Notes due 2021

Original Interest Accrual Date: October 5, 2018
Stated Maturity: November 1, 2021 (the “Maturity Date”)
Interest Rate: 3.60%
Interest Payment Dates: May 1 and November 1
Initial Interest Payment Date: May 1, 2019
Regular Record Dates: April 15 and October 15 immediately preceding the respective Interest Payment Date

Redeemable: Yes [X] No [ ]
Redemption Date: At any time.
Redemption Price: At a price equal to the greater of (i) 100% of the principal amount of this Security or the portion hereof to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on this Security, or the portion thereof to be redeemed (not including any portion of such payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis at the applicable Treasury Rate plus 12.5 basis points; plus, in each case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the Redemption Date.

This Security is not an Original Issue Discount Security
within the meaning of the within-mentioned Indenture.
_____________________________

Principal Amount	Registered No. T-1
$ *	CUSIP 15189T AT4

CENTERPOINT ENERGY, INC., a corporation duly organized and existing under the laws of the State of Texas (herein called the “Company,” which term includes any successor Person under the Indenture referred to below), for value received, hereby promises to pay to

***CEDE & Co.***

, or its registered assigns, the principal sum of DOLLARS on the Stated Maturity specified above, and to pay interest thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing on May 1, 2019, and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or made available for payment, provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 3.60% per annum (to the extent permitted by applicable law), from the dates such amounts are due
______________________
*Reference is made to Schedule A attached hereto with respect to decreases and increases in the aggregate principal amount of Securities evidenced hereby.

until they are paid or made available for payment, and such interest shall be payable on demand. The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year. The amount of interest payable for any partial period shall be computed on the basis of a 360-day year of twelve 30-day months and the days elapsed in any partial month.
In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. A “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be April 15 or October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the Corporate Trust Office of the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer in immediately available funds at such place and to such account as may be designated in writing by the Person entitled thereto as specified in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: October , 2018	CENTERPOINT ENERGY, INC.
By:
Name: William D. Rogers
Title: Executive Vice President and
Chief Financial Officer

(SEAL)

Attest:

Name: Vincent A. Mercaldi
Title: Corporate Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON
TRUST COMPANY, NATIONAL
ASSOCIATION
As Trustee

Dated: October , 2018
By:
Authorized Signatory

SCHEDULE A

         The initial aggregate principal amount of Securities evidenced by the Certificate to which this Schedule is attached is $                                 . The notations on the following table evidence decreases and increases in the aggregate principal amount of Securities evidenced by such Certificate.

Aggregate Principal
	Decrease	Increase	Amount of Securities	Notation
	in Aggregate	in Aggregate	Remaining After	by
Date of	Principal Amount of	Principal Amount of	Such Decrease or	Security
Adjustment	Securities	Securities	Increase	Registrar

[FORM OF REVERSE SIDE OF SECURITY]

CENTERPOINT ENERGY, INC.

3.60% NOTES DUE 2021

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 19, 2003 (herein called the “ Indenture,” which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association (formerly JPMorgan Chase Bank)), as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $500,000,000; provided, however, that the authorized aggregate principal amount of the Securities may be increased above such amount by a Board Resolution to such effect.

Upon the first to occur of either (i) 5:00 p.m. (New York City time) on October 31, 2019, if the merger of Pacer Merger Sub, Inc. with and into Vectren Corporation, with Vectren Corporation continuing as the surviving corporation (the “Vectren Merger”) is not consummated on or prior to such time on such date, or (ii) the date on which the Agreement and Plan of Merger, dated April 21, 2018, by and among the Company, Vectren Corporation, and Pacer Merger Sub, Inc. is terminated (each, a “Special Mandatory Redemption Trigger”), the Company shall redeem the Notes, in whole, at a redemption price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to, but excluding, such Redemption Date (the “Special Mandatory Redemption”).

Within five Business Days after the occurrence of the Special Mandatory Redemption Trigger, the Company will give notice of the Special Mandatory Redemption to each Holder of the Notes, stating, together with other matters prescribed in the Indenture, that a Special Mandatory Redemption Trigger has occurred and that all such Notes of this series shall be redeemed on the Redemption Date set forth in such notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given).

The Notes may be redeemed at the option of the Company, in whole but not in part, at any time before October 31, 2019, at a redemption price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to, but excluding, such Redemption Date, if the Company determines, in its reasonable judgment, that the Vectren Merger will not be consummated on or before 5:00 p.m. (New York City time) on October 31, 2019 (the “Special Optional Redemption”).

If the Company exercises the Special Optional Redemption right, it shall provide notice to each Holder of the Notes to be redeemed, stating, together with other matters prescribed in the Indenture, that it is exercising such Special Optional Redemption right and that all such Notes of this series shall be redeemed on the redemption date set forth in such notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given).

This Security shall be redeemable, at the option of the Company, at any time or from time to time, in whole or in part, at a price equal to the greater of (i) 100% of the principal amount of this Security (or the portion hereof to be redeemed) or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed (or the portion hereof to be redeemed) (not including any portion of such payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 12.5 basis points plus, in each case, accrued and unpaid interest on the principal amount being redeemed, if any, to, but excluding, the Redemption Date.

The Treasury Rate will be calculated by the Independent Investment Banker on the third Business Day preceding the Redemption Date. For purposes of calculating the Redemption Price, the following terms shall mean as follows:

“Treasury Rate” means, with respect to any Redemption Date, the yield calculated on the third business day preceding the redemption date, as follows: for the latest day that appears in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor publication) under the caption “Treasury Constant Maturities - Nominal”, the independent investment banker shall select two yields – one for the maturity immediately before and one for the maturity immediately after the remaining maturity of this Security – and shall interpolate on a straight-line basis using such yields; if there is no such maturity either before or after, the independent investment banker shall select the maturity closest to the Maturity Date that appears on the release; or if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated by the Independent Investment Banker using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term (“Remaining Term”) of this Security to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Term of this Security.

“Comparable Treasury Price” means (1) the average of four Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury

Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc. or RBC Capital Markets, LLC as specified by the Company, or if these firms are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing selected by the Company.

“Reference Treasury Dealer” means each of (1) Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, Mizuho Securities USA LLC and RBC Capital Markets, LLC and a primary U.S. government securities dealer in the United States of America (a “Primary Treasury Dealer”) designated by MUFG Securities Americas Inc. and their respective affiliates or successors, each of which is a Primary Treasury Dealer, provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer and (2) any other Primary Treasury Dealer selected by the Company after consultation with the Independent Investment Banker.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Securities of this series are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for satisfaction and discharge of the entire indebtedness of this Security upon compliance by the Company with certain conditions set forth in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the

Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 33% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

Exhibit B

[FORM OF FACE OF SECURITY]

[IF THIS SECURITY IS TO BE A GLOBAL SECURITY -] THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

[FOR AS LONG AS THIS GLOBAL SECURITY IS DEPOSITED WITH OR ON BEHALF OF THE DEPOSITORY TRUST COMPANY IT SHALL BEAR THE FOLLOWING LEGEND.]  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CENTERPOINT ENERGY, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CENTERPOINT ENERGY, INC.
3.85% Senior Notes due 2024

Original Interest Accrual Date: October 5, 2018
Stated Maturity: February 1, 2024
Interest Rate: 3.85%
Interest Payment Dates: February 1 and August 1
Initial Interest Payment Date: February 1, 2019
Regular Record Dates: January 15 and July 15 immediately preceding the respective Interest Payment Date

Redeemable: Yes [X] No [ ]
Redemption Date: At any time.
Redemption Price: 1) On any date prior to January 1, 2024 (the “Par Call Date”) at a price equal to the greater of (i) 100% of the principal amount of this Security or the portion hereof to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on this Security, or the portion thereof to be redeemed, that would be due if this Security matured on the Par Call Date but for the redemption (not including any portion of such payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis at the applicable Treasury Rate plus 15 basis points; plus, in each case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the Redemption Date; or 2) on or after the Par Call Date, at a price equal to 100% of the principal amount of this Security or the portion thereof to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the Redemption Date.

This Security is not an Original Issue Discount Security
within the meaning of the within-mentioned Indenture.
_____________________________

Principal Amount	Registered No. T-1
$ [2]	CUSIP 15189T AU1

CENTERPOINT ENERGY, INC., a corporation duly organized and existing under the laws of the State of Texas (herein called the “Company,” which term includes any successor Person under the Indenture referred to below), for value received, hereby promises to pay to

***CEDE & Co.***

, or its registered assigns, the principal sum of DOLLARS on the Stated
_____________________
2Reference is made to Schedule A attached hereto with respect to decreases and increases in the aggregate principal amount of Securities evidenced hereby.

Maturity specified above, and to pay interest thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing on February 1, 2019, and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or made available for payment, provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 3.85% per annum (to the extent permitted by applicable law), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand.  The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year. The amount of interest payable for any partial period shall be computed on the basis of a 360-day year of twelve 30-day months and the days elapsed in any partial month. In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. A “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be January 15 and July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the Corporate Trust Office of the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer in immediately available funds at such place and to such account as may be designated in writing by the Person entitled thereto as specified in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: October , 2018	CENTERPOINT ENERGY, INC.
By:
Name: William D. Rogers
Title: Executive Vice President and
Chief Financial Officer

(SEAL)

Attest:

Name: Vincent A. Mercaldi
Title: Corporate Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON
TRUST COMPANY, NATIONAL
ASSOCIATION
As Trustee

Dated: October , 2018
By:
Authorized Signatory

SCHEDULE A

         The initial aggregate principal amount of Securities evidenced by the Certificate to which this Schedule is attached is $                            . The notations on the following table evidence decreases and increases in the aggregate principal amount of Securities evidenced by such Certificate.

Aggregate Principal
	Decrease	Increase	Amount of Securities	Notation
	in Aggregate	in Aggregate	Remaining After	by
Date of	Principal Amount of	Principal Amount of	Such Decrease or	Security
Adjustment	Securities	Securities	Increase	Registrar

[FORM OF REVERSE SIDE OF SECURITY]

CENTERPOINT ENERGY, INC.

3.85% NOTES DUE 2024

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 19, 2003 (herein called the “ Indenture,” which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association (formerly JPMorgan Chase Bank)), as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $500,000,000; provided, however, that the authorized aggregate principal amount of the Securities may be increased above such amount by a Board Resolution to such effect.

Upon the first to occur of either (i) 5:00 p.m. (New York City time) on October 31, 2019, if the merger of Pacer Merger Sub, Inc. with and into Vectren Corporation, with Vectren Corporation continuing as the surviving corporation (the “Vectren Merger”) is not consummated on or prior to such time on such date, or (ii) the date on which the Agreement and Plan of Merger, dated April 21, 2018, by and among the Company, Vectren Corporation, and Pacer Merger Sub, Inc. is terminated (each, a “Special Mandatory Redemption Trigger”), the Company shall redeem the Notes, in whole, at a redemption price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to, but excluding, such Redemption Date (the “Special Mandatory Redemption”).

Within five Business Days after the occurrence of the Special Mandatory Redemption Trigger, the Company will give notice of the Special Mandatory Redemption to each Holder of the Notes, stating, together with other matters prescribed in the Indenture, that a Special Mandatory Redemption Trigger has occurred and that all such Notes of this series shall be redeemed on the Redemption Date set forth in such notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given).

The Notes may be redeemed at the option of the Company, in whole but not in part, at any time before October 31, 2019, at a redemption price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to, but excluding, such Redemption Date, if the Company determines, in its reasonable judgment, that the Vectren Merger will not be consummated on or before 5:00 p.m. (New York City time) on October 31, 2019 (the “Special Optional Redemption”).

If the Company exercises the Special Optional Redemption right, it shall provide notice to each Holder of the Notes to be redeemed, stating, together with other matters prescribed in the Indenture, that it is exercising such Special Optional Redemption right and that all such Notes of this series shall be redeemed on the redemption date set forth in such notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given).

This Security shall be redeemable, at the option of the Company, at any time or from time to time, in whole or in part, on any date prior to January 1, 2024 (the “Par Call Date”) at a price equal to the greater of (i) 100% of the principal amount of this Security (or the portion hereof to be redeemed) or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed that would be due if this Security (or the portion hereof to be redeemed) matured on the Par Call Date but for the redemption (not including any portion of such payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 15 basis points plus, in each case, accrued and unpaid interest on the principal amount being redeemed, if any, to, but excluding, the Redemption Date. On or after the Par Call Date, the Company may redeem this Security, at any time or from time to time, in whole or in part, by paying 100% of the principal amount of this Security (or such portion to be redeemed) plus accrued and unpaid interest on the principal amount being redeemed, if any, to, but excluding, the Redemption Date. The Trustee shall have no responsibility for the calculation of such amount.

The Treasury Rate will be calculated by the Independent Investment Banker on the third Business Day preceding the Redemption Date. For purposes of calculating the Redemption Price, the following terms shall mean as follows:

“Treasury Rate” means, with respect to any Redemption Date, the yield calculated on the third business day preceding the redemption date, as follows: for the latest day that appears in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor publication) under the caption “Treasury Constant Maturities - Nominal”, the independent investment banker shall select two yields – one for the maturity immediately before and one for the maturity immediately after the remaining maturity of this Security (assuming this Security matured on the Par Call Date) – and shall interpolate on a straight-line basis using such yields; if there is no such maturity either before or after, the independent investment banker shall select the maturity closest to the Par Call Date that appears on the release; or if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated by the Independent Investment Banker using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term (“Remaining Term”) of this Security to be redeemed (assuming for this purpose that the Securities matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Term of this Security.

“Comparable Treasury Price” means (1) the average of four Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc. or RBC Capital Markets, LLC as specified by the Company, or if these firms are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing selected by the Company.

“Reference Treasury Dealer” means each of (1) Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, Mizuho Securities USA LLC and RBC Capital Markets, LLC and a primary U.S. government securities dealer in the United States of America (a “Primary Treasury Dealer”) designated by MUFG Securities Americas Inc. and their respective affiliates or successors, each of which is a Primary Treasury Dealer, provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer and (2) any other Primary Treasury Dealer selected by the Company after consultation with the Independent Investment Banker.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Securities of this series are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for satisfaction and discharge of the entire indebtedness of this Security upon compliance by the Company with certain conditions set forth in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 33% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

Exhibit C

[FORM OF FACE OF SECURITY]

[IF THIS SECURITY IS TO BE A GLOBAL SECURITY -] THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

[FOR AS LONG AS THIS GLOBAL SECURITY IS DEPOSITED WITH OR ON BEHALF OF THE DEPOSITORY TRUST COMPANY IT SHALL BEAR THE FOLLOWING LEGEND.]  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CENTERPOINT ENERGY, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CENTERPOINT ENERGY, INC.
4.25% Senior Notes due 2028

Original Interest Accrual Date: October 5, 2018
Stated Maturity: November 1, 2028
Interest Rate: 4.25%
Interest Payment Dates: May 1 and November 1
Initial Interest Payment Date: May 1, 2019
Regular Record Dates: April 15 and October 15 immediately preceding the respective Interest Payment Date

Redeemable: Yes [X] No [ ]
Redemption Date: At any time.
Redemption Price: 1) On any date prior to August 1, 2028 (the “Par Call Date”) at a price equal to the greater of (i) 100% of the principal amount of this Security or the portion hereof to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on this Security, or the portion thereof to be redeemed, that would be due if this Security matured on the Par Call Date but for the redemption (not including any portion of such payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis at the applicable Treasury Rate plus 20 basis points; plus, in each case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the Redemption Date; or 2) on or after the Par Call Date, at a price equal to 100% of the principal amount of this Security or the portion thereof to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the Redemption Date.

This Security is not an Original Issue Discount Security
within the meaning of the within-mentioned Indenture.
_____________________________

Principal Amount	Registered No. T-1
$ ‡	CUSIP 15189T AV9

CENTERPOINT ENERGY, INC., a corporation duly organized and existing under the laws of the State of Texas (herein called the “Company,” which term includes any successor Person under the Indenture referred to below), for value received, hereby promises to pay to

***CEDE & Co.***

, or its registered assigns, the principal sum of DOLLARS on the Stated

‡Reference is made to Schedule A attached hereto with respect to decreases and increases in the aggregate principal amount of Securities evidenced hereby.

Maturity specified above, and to pay interest thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing on May 1, 2019, and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or made available for payment, provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 4.25% per annum (to the extent permitted by applicable law), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand.  The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year. The amount of interest payable for any partial period shall be computed on the basis of a 360-day year of twelve 30-day months and the days elapsed in any partial month. In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. A “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be April 15 and October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the Corporate Trust Office of the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer in immediately available funds at such place and to such account as may be designated in writing by the Person entitled thereto as specified in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: October , 2018	CENTERPOINT ENERGY, INC.
By:
Name: William D. Rogers
Title: Executive Vice President and
Chief Financial Officer

(SEAL)

Attest:

Name: Vincent A. Mercaldi
Title: Corporate Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON
TRUST COMPANY, NATIONAL
ASSOCIATION
As Trustee

Dated: October , 2018
By:
Authorized Signatory

SCHEDULE A

         The initial aggregate principal amount of Securities evidenced by the Certificate to which this Schedule is attached is $                              . The notations on the following table evidence decreases and increases in the aggregate principal amount of Securities evidenced by such Certificate.

Aggregate Principal
	Decrease	Increase	Amount of Securities	Notation
	in Aggregate	in Aggregate	Remaining After	by
Date of	Principal Amount of	Principal Amount of	Such Decrease or	Security
Adjustment	Securities	Securities	Increase	Registrar

[FORM OF REVERSE SIDE OF SECURITY]

CENTERPOINT ENERGY, INC.

4.25% NOTES DUE 2028

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 19, 2003 (herein called the “ Indenture,” which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon Trust Company, National Association (successor to JPMorgan Chase Bank, National Association (formerly JPMorgan Chase Bank)), as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $500,000,000; provided, however, that the authorized aggregate principal amount of the Securities may be increased above such amount by a Board Resolution to such effect.

Upon the first to occur of either (i) 5:00 p.m. (New York City time) on October 31, 2019, if the merger of Pacer Merger Sub, Inc. with and into Vectren Corporation, with Vectren Corporation continuing as the surviving corporation (the “Vectren Merger”) is not consummated on or prior to such time on such date, or (ii) the date on which the Agreement and Plan of Merger, dated April 21, 2018, by and among the Company, Vectren Corporation, and Pacer Merger Sub, Inc. is terminated (each, a “Special Mandatory Redemption Trigger”), the Company shall redeem the Notes, in whole, at a redemption price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to, but excluding, such Redemption Date (the “Special Mandatory Redemption”).

Within five Business Days after the occurrence of the Special Mandatory Redemption Trigger, the Company will give notice of the Special Mandatory Redemption to each Holder of the Notes, stating, together with other matters prescribed in the Indenture, that a Special Mandatory Redemption Trigger has occurred and that all such Notes of this series shall be redeemed on the Redemption Date set forth in such notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given).

The Notes may be redeemed at the option of the Company, in whole but not in part, at any time before October 31, 2019, at a redemption price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to, but excluding, such Redemption Date, if the Company determines, in its reasonable judgment, that the Vectren Merger will not be consummated on or before 5:00 p.m. (New York City time) on October 31, 2019 (the “Special Optional Redemption”).

If the Company exercises the Special Optional Redemption right, it shall provide notice to each Holder of the Notes to be redeemed, stating, together with other matters prescribed in the Indenture, that it is exercising such Special Optional Redemption right and that all such Notes of this series shall be redeemed on the redemption date set forth in such notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given).

This Security shall be redeemable, at the option of the Company, at any time or from time to time, in whole or in part, on any date prior to August 1, 2028 (the “Par Call Date”) at a price equal to the greater of (i) 100% of the principal amount of this Security (or the portion hereof to be redeemed) or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed that would be due if this Security (or the portion hereof to be redeemed) matured on the Par Call Date but for the redemption (not including any portion of such payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 20 basis points plus, in each case, accrued and unpaid interest on the principal amount being redeemed, if any, to, but excluding, the Redemption Date. On or after the Par Call Date, the Company may redeem this Security, at any time or from time to time, in whole or in part, by paying 100% of the principal amount of this Security (or such portion to be redeemed) plus accrued and unpaid interest on the principal amount being redeemed, if any, to, but excluding, the Redemption Date. The Trustee shall have no responsibility for the calculation of such amount.

The Treasury Rate will be calculated by the Independent Investment Banker on the third Business Day preceding the Redemption Date. For purposes of calculating the Redemption Price, the following terms shall mean as follows:

“Treasury Rate” means, with respect to any Redemption Date, the yield calculated on the third business day preceding the redemption date, as follows: for the latest day that appears in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor publication) under the caption “Treasury Constant Maturities - Nominal”, the independent investment banker shall select two yields – one for the maturity immediately before and one for the maturity immediately after the remaining maturity of this Security (assuming this Security matured on the Par Call Date) – and shall interpolate on a straight-line basis using such yields; if there is no such maturity either before or after, the independent investment banker shall select the maturity closest to the Par Call Date that appears on the release; or if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated by the Independent Investment Banker using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term (“Remaining Term”) of this Security to be redeemed (assuming for this purpose that the Securities matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Term of this Security.

“Comparable Treasury Price” means (1) the average of four Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc. or RBC Capital Markets, LLC as specified by the Company, or if these firms are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing selected by the Company.

“Reference Treasury Dealer” means each of (1) Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, Mizuho Securities USA LLC and RBC Capital Markets, LLC and a primary U.S. government securities dealer in the United States of America (a “Primary Treasury Dealer”) designated by MUFG Securities Americas Inc. and their respective affiliates or successors, each of which is a Primary Treasury Dealer, provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer and (2) any other Primary Treasury Dealer selected by the Company after consultation with the Independent Investment Banker.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Securities of this series are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for satisfaction and discharge of the entire indebtedness of this Security upon compliance by the Company with certain conditions set forth in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 33% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.